CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southern States Power Company, Inc. (the "Company") on Form 10-KSB for the year ended April 30, 2003, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Harrison A. McCoy, III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 29, 2003	/s/ Harrison A. McCoy, III

By: Harrison A. McCoy, III
Its: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Southern States Power Company, Inc. and will be retained by Southern States Power Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.